UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D. C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   July 22, 2009

 First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code):  (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

Item 7.01 Regulation FD Disclosure

First Financial Holdings, Inc. (the “Company”) (NASDAQ GSM:  FFCH), CEO A. Thomas Hood and CFO/COO R. Wayne Hall will present at the Keefe, Bruyette & Woods 10th Annual Community Bank Investor Conference on Wednesday, July 29, 2009.  You may access the live webcast via a link on the Company’s website at www.firstfinancialholdings.com.  The presentation will also be available on the Company’s website through October 31, 2009.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ R. Wayne Hall
R. Wayne Hall
Executive Vice President, Finance
and Chief Financial Officer

Date: July 22, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release